Exhibit (5)(d)

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                                [GRAPHIC OMITTED]

             PO Box 5423, Cincinnati, Ohio 45201-4523 (800) 789-6771

         APPLICATION FOR GROUP FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACT
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1)  OWNER INFORMATION

PROPOSED CONTRACT OWNER:
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MAILING ADDRESS:
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BILLING CONTACT:
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Telephone Number  (     )                   Fax Number (     )
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MAIL BILLING STATEMENT TO (IF OTHER THAN    THIRD PARTY ADMINISTRATOR (IF
ABOVE):                                     APPLICABLE):
Name:                                       Firm:
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Address:                                    Address:
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City, State Zip:                            City, State Zip:
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                                            Contact:
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                                            Telephone Number:  (    )
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2)  PRODUCT INFORMATION

The Application is for investment in the AILIC Contract:
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3)  PLAN INFORMATION

PLAN NAME:                                  PLAN NUMBER:  / /  / /  / /
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TAX ID NUMBER:                              PLAN YEAR END:  Month      Day
              ----------------------------                        ---      ---
PLAN TYPE:  / / 401(a)            / / 401(k)   / / ERISA 403(b)
            / / NonERISA 403(b)   / / 457      / / Other (Specify)
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PLAN ADMINISTRATOR/TRUSTEE                  TELEPHONE NUMBER:  (   )
                           ---------------                     -----------------
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4)  AGREEMENT

Application is hereby made for a Group Flexible Premium Deferred Annuity Contract. The Owner acknowledges that Annuity Investors Life Insurance Company (REGISTERED) will provide the investment vehicle for, but will not be responsible for the administration of the plan. The Owner hereby agrees that the Contract shall not take effect and be in force unless and until the first premium is received by the COMPANY. The Owner has read and understands this entire application. The Owner has also received current copies of the prospectuses for the Annuity Investors Variable Account and Funds which correspond to the product selected in section 2 of this application.

IT IS FURTHER UNDERSTOOD THAT PAYMENTS AND VALUES PROVIDED UNDER EACH CERTIFICATE, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

The information provided herein is true, correct, and complete to the best of my knowledge and belief.

Signed at:                          this     day of        , in the year       .
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                City, State              Day         Month                Year

Signature for Owner:                        Title:
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Signature of COMPANY Representative:
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FOR HOME OFFICE USE ONLY:

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